UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2020, Blonder Tongue Laboratories, Inc. (the "Company") appointed John Burke as a director. Mr. Burke has served since 2017 as a Managing Partner of Vetust Advisors, which provides strategic and management consulting services to a variety of businesses. He previously served as Executive Vice President and Chief Operating Officer of Rovi Corporation (since re-named TiVo) from 2014 to 2016, where he led the transformation of the company’s content discovery, user interface, and data analytics businesses, including the acquisition of TiVo. Prior to joining Rovi, Mr. Burke led a number of different businesses for ARRIS Group, Motorola, Motorola Mobility and General Instrument. He holds a Bachelor of Science in Business Administration from The Ohio State University, a Masters of Business Administration from St. Joseph’s University and attended the Executive Leadership Program at Northwestern University’s Kellogg School of Business.

Mr. Burke will serve as a director in Class II, with a term expiring at the Company's annual meeting of stockholders in 2021. Mr. Burke’s board of directors committee assignments have not yet been determined. The Company's board of directors has determined that Mr. Burke meets the requirements for independence under applicable Securities and Exchange Commission and NYSE American rules and standards. There are no arrangements or understandings pursuant to which Mr. Burke was appointed as a director, and there are no related party transactions between the Company and Mr. Burke reportable under Item 404(a) of Regulation S-K. In connection with his service as a director, Mr. Burke will be entitled to the same compensation and benefits made available to the Company's non-employee directors generally, pro-rated for the term of his service during calendar year 2020.

A copy of the press release announcing Mr. Burke’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated January 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: January 27, 2020

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